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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
       Date of Report (date or earliest event reported): December 15, 2004
                          USAA AUTO OWNER TRUST 2004-2
             (Exact name of registrant as specified in its charter)


STATE (or other jurisdiction       COMMISSION FILE NO.:       IRS EMPLOYEE I.D.:
of incorporation):
Delaware                           333-112241-02              N/A

One Rodney Square
920 King St., 1st Floor
Wilmington, Delaware 19801
Telephone No.: (302) 888-7536

Registrant's telephone number:  (210) 498-2265

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2b under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))




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ITEM 8.01. - OTHER EVENTS

On December 15, 2004, the USAA Auto Owner Trust 2004-2 made the distribution to Certificateholders contemplated by the Sale and Servicing Agreement (the "Sale and Servicing Agreement"), dated as of July 1, 2004, between USAA Federal Savings Bank, as Seller and Servicer (the "Bank"), and JP Morgan Chase Bank of New York, as Indenture Trustee.

A copy of the Certificateholder Report for such Distribution Date delivered pursuant to Section 4.6 of the Sale and Servicing Agreement is being filed as an Exhibit to this Current Report on Form 8-K.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

20. Certificateholder Report, dated December 15, 2004, delivered pursuant to
Section 4.10 of the Sale and Servicing Agreement, dated as of July 1, 2004, between USAA Federal Savings Bank, as Seller and Servicer, and JP Morgan Chase Bank of New York, as Indenture Trustee.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Bank has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      USAA FEDERAL SAVINGS BANK

                                      /s/ MICHAEL J. BROKER
                                      --------------------------------------
                                      By: Michael J. Broker
                                      Title: Vice President - Banking Counsel



Date:  December 15, 2004





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                                INDEX TO EXHIBITS

Exhibit      Description
20           Certificateholder Report, dated December 15, 2004, delivered pursuant to Section 4.10 of the Sale and Servicing Agreement, dated as of July 1, 2004, between USAA Federal Savings Bank, as Seller and Servicer, and JP Morgan Chase Bank of New York, as Indenture
             Trustee.